UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 11, 2017
______________
Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)
______________

Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387
 (Address of principal executive offices) (Zip Code)
(574) 267-6144
 (Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b)
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Lakeland Financial Corporation 2017 Equity Incentive Plan
At the 2017 Annual Meeting of Shareholders (the "Annual Meeting") of Lakeland Financial Corporation (the "Company") held on April 11, 2017, the Company's shareholders approved the 2017 Equity Incentive Plan (the ("2017 EIP").  The 2017 EIP was adopted by the Company's Board of Directors on January 10, 2017, subject to shareholder approval at the Annual Meeting, to promote the Company's long term financial success, to attract, retain and reward persons who can contribute to the Company's success, and to further align the participants' interest with those of the Company's shareholders.  The 2017 EIP will be administered by the Compensation Committee of the Board of Directors, which will select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.
The 2017 EIP incorporates a broad variety of cash-based and equity-based incentive compensation elements to provide the Compensation Committee with significant flexibility to appropriately address the requirements and limitations of recently applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2017 EIP and shareholder interests.
Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2017 EIP is 1,000,000 shares of the Company's common stock.
The foregoing description of the 2017 EIP is qualified in its entirety by the text of the 2017 EIP, which is filed as Exhibit 4.4 to the Company's Registration Statement on Form S-8, filed with the SEC on April 12, 2017, and which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 11, 2017, the Company's annual meeting of stockholders was held. At the meeting, the stockholders elected Blake W. Augsburger, Robert E. Bartels, Jr., Daniel F. Evans, Jr., David M. Findlay, Thomas A. Hiatt, Michael L. Kubacki, Emily E. Pichon, Steven D. Ross, Brian J. Smith, Bradley J. Toothaker, Ronald D. Truex and M. Scott Welch, each with terms expiring in 2018. The Company's stockholders also approved the 2017 Equity Incentive Plan.  Additionally, the Company's shareholders ratified the selection of Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ended December 31, 2017, ratified the advisory vote on executive compensation and ratified the frequency of the vote on executive compensation.

The final results of voting on each of the matters submitted to a vote of security holders during the annual meeting are as follows:

Election of Directors:
Broker
For	Against	Abstain	Non-votes
Blake W. Augsburger
Robert E. Bartels, Jr.
Daniel F. Evans, Jr.
David M. Findlay
Thomas A. Hiatt
Michael L. Kubacki
Emily E. Pichon
Steven D. Ross
Brian J. Smith
Bradley J. Toothaker
Ronald D. Truex
M. Scott Welch
18,050,478 17,793,057 18,007,357 18,173,737 17,767,269 17,923,543 18,152,744 18,153,005 18,418,355 16,957,904 18,345,705 17,915,709	504,628 752,424 513,915 391,132 766,796 641,266 407,220 395,453 133,293 1,569,284 136,361 614,645	33,050 42,675 66,884 23,287 54,091 23,347 28,192 39,698 36,508 60,968 106,090 57,802	3,477,446 3,477,446 3,477,446 3,477,446 3,477,446 3,477,446 3,477,446 3,477,446 3,477,446 3,477,446 3,477,446 3,477,446

2017 Equity Incentive Plan:

For	Against	Abstain	Broker Non-votes
17,959,453	538,997	89,706	3,477,446

Ratification of Crowe Horwath LLP as Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-votes
21,573,541	412,852	79,125

Approval of Advisory Proposal on Executive Compensation:

For	Against	Abstain	Broker Non-votes
18,004,370	387,278	196,508	3,477,446

Approval of Advisory Proposal on Frequency of Vote on Executive Compensation:

1 Year	2 Year	3 Year	Abstain
15,979,636	38,502	2,471,101	98,917

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LAKELAND FINANCIAL CORPORATION

Dated:  April 13, 2017 By:  /s/Lisa M. O'Neill
                                   Lisa M. O'Neill
                                   Executive Vice President and
                                   Chief Financial Officer